                                                                    Exhibit 4.14

                                                                   Executed Copy

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                           RADNOR HOLDINGS CORPORATION
                                   as Issuer,

                              WINCUP HOLDINGS, INC.
                           RADNOR CHEMICAL CORPORATION
                             RADNOR MANAGEMENT, INC.
                              STYROCHEM U.S., LTD.
                               WINCUP TEXAS, LTD.
                              STYROCHEM GP, L.L.C.
                              STYROCHEM LP, L.L.C.
                                WINCUP GP, L.L.C.
                                WINCUP LP, L.L.C.
                        RADNOR MANAGEMENT DELAWARE, INC.
                            STYROCHEM DELAWARE, INC.
                           WINCUP EUROPE DELAWARE, INC
                         STYROCHEM EUROPE DELAWARE, INC.
                                       and
                            RADNOR DELAWARE II, INC.

                                  as Guarantors

                                       and

                            FIRST UNION NATIONAL BANK
                                   as Trustee

                               ___________________

                          FOURTH SUPPLEMENTAL INDENTURE

                          Dated as of January 29, 2002

        (Supplementing a Trust Indenture dated as of October 15, 1997 as amended by a First Supplemental Indenture dated as of February 9, 1998, and as amended by a Second Supplemental Indenture dated as of
January 21, 1999, and as amended by a Third Supplemental Indenture dated as of March 23, 1999)

                          ---------------------------

                                 $60,000,000

                       10% Series B Senior Notes due 2003

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

                  THIS FOURTH SUPPLEMENTAL INDENTURE, dated as of the 29th day of January, 2002 (this "Fourth Supplemental Indenture"), is among RADNOR HOLDINGS CORPORATION, a Delaware corporation (the "Company"), WINCUP HOLDINGS, INC., a Delaware corporation, RADNOR CHEMICAL CORPORATION (formerly known as SP Acquisition Co.), a Delaware corporation, RADNOR MANAGEMENT, INC., a Delaware corporation, STYROCHEM U.S., LTD. (formerly known as StyroChem International, Inc. and StyroChem U.S., Inc.), a Texas limited partnership, WINCUP TEXAS, LTD., a Texas limited partnership, STYROCHEM GP, L.L.C., a Delaware limited liability company, STYROCHEM LP, L.L.C., a Delaware limited liability company, WINCUP GP, L.L.C., a Delaware limited liability company and WINCUP LP, L.L.C., a Delaware limited liability company, RADNOR MANAGEMENT DELAWARE, INC., a Delaware corporation, STYROCHEM DELAWARE, INC., a Delaware corporation, WINCUP EUROPE DELAWARE, INC., a Delaware corporation (collectively, the "Guarantors"), STYROCHEM EUROPE DELAWARE, INC., a Delaware corporation and RADNOR DELAWARE II, INC., a Delaware corporation (the "New Guarantors") and FIRST UNION NATIONAL BANK, as trustee (the "Trustee").

                                    RECITALS:

                  The Company, the Guarantors and the Trustee are parties to a certain Indenture dated October 15, 1997, as amended by a First Supplemental Indenture dated as of February 9, 1998, as amended by a Second Supplemental Indenture dated as of January 21, 1999, as amended by a Third Supplemental Indenture dated as of March 23, 1999 (as amended, the "Indenture") relating to the creation by the Company of an issue of $60,000,000 of its 10% Series B Senior Notes, due 2003 (the "Securities");

                  Each Guarantor has issued a guarantee of the Securities (the "Guarantee") pursuant to which the Guarantors have guaranteed, in accordance with Article Thirteen of the Indenture, all Indenture Obligations (as such term is defined in the Indenture); and

                  The Company, the Guarantors, the New Guarantors and the Trustee now desire to enter into this Fourth Supplemental Indenture pursuant to
Section 901(vi) of the Indenture, without the consent of the Holders, in order to add the New Guarantors as Guarantors and Restricted Subsidiaries under the Indenture;

                  Capitalized terms used herein without definition shall have the meanings given such terms in the Indenture.

         NOW, THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSETH:

                  For and in consideration of the premises and for other good and valuable consideration, it is covenanted and agreed, for the benefit of each other and for the equal and proportionate benefit of the Holders of the Securities issued under the Indenture, as follows:

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                                   ARTICLE ONE

                   JOINDER AND GUARANTEE OF THE NEW GUARANTORS

                  Section 101. The New Guarantors hereby absolutely, unconditionally and irrevocably guarantee, on a joint and several basis with the Guarantors, to the Trustee and the Holders, as if the New Guarantors were the principal debtor, the punctual payment and performance when due of all Indenture Obligations (which for purposes of this Guarantee shall also be deemed to include all commissions, fees, charges, costs and expenses (including reasonable legal fees and disbursements of one counsel) arising out of or incurred by the Trustee or the Holders in connection with the enforcement of this Guarantee). This Guarantee shall rank pari passu with any Senior Indebtedness of each of the New Guarantors and shall be subject in all respects to, and governed by all of the terms and provisions applicable to Guarantee in, the Indenture, including without limitation Article Thirteen thereof.

                  Section 102. As of the date hereof, all references to the "Guarantors" in the Indenture shall be deemed to refer collectively to: (i) the Guarantors in existence on the date hereof and (ii) the New Guarantors.

                  IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed, all as of the day and year first above written.

                                               RADNOR HOLDINGS CORPORATION

Attest: /s/ Michael V. Valenza                 By: /s/ Michael T. Kennedy
       -----------------------                    --------------------------
       Michael V. Valenza                         Michael T. Kennedy
       Assistant Secretary                        President

                                               WINCUP HOLDINGS, INC.

Attest: /s/ Michael V. Valenza                 By: /s/ Michael T. Kennedy
       -----------------------                    --------------------------
       Michael V. Valenza                         Michael T. Kennedy
       Assistant Secretary                        President

                                               RADNOR CHEMICAL CORPORATION

Attest: /s/ Michael V. Valenza                 By: /s/ Michael T. Kennedy
       -----------------------                    --------------------------
       Michael V. Valenza                         Michael T. Kennedy
       Assistant Secretary                        Chairman

                                               RADNOR MANAGEMENT, INC.

Attest: /s/ Michael V. Valenza                 By: /s/ Michael T. Kennedy
       -----------------------                    --------------------------
       Michael V. Valenza                         Michael T. Kennedy
       Assistant Secretary                        President

                                               STYROCHEM U.S., LTD.
                                               By:  StyroChem GP, L.L.C.,
                                                      its general partner,
                                               By:  Radnor Chemical Corporation,
                                                      its sole member

Attest: /s/ Michael V. Valenza                 By: /s/ Michael T. Kennedy
       -----------------------                    --------------------------
       Michael V. Valenza                         Michael T. Kennedy
       Assistant Secretary                        Chairman

                                               WINCUP TEXAS, LTD.
                                               By:  WinCup GP, L.L.C.,
                                                        its general partner,
                                               By:  WinCup Holdings, Inc.,
                                                        its sole member

Attest: /s/ Michael V. Valenza                 By: /s/ Michael T. Kennedy
       -----------------------                    --------------------------
       Michael V. Valenza                         Michael T. Kennedy
       Assistant Secretary                        President

                                               STYROCHEM GP, L.L.C.
                                               By: Radnor Chemical Corporation,
                                                     its sole member

Attest: /s/ Michael V. Valenza                 By: /s/ Michael T. Kennedy
       -----------------------                    --------------------------
       Michael V. Valenza                         Michael T. Kennedy
       Assistant Secretary                        Chairman

                                               STYROCHEM LP, L.L.C.
                                               By: Radnor Chemical Corporation,
                                                     its sole member

Attest: /s/ Michael V. Valenza                 By: /s/ Michael T. Kennedy
       -----------------------                    --------------------------
       Michael V. Valenza                         Michael T. Kennedy
       Assistant Secretary                        Chairman

                                               WINCUP GP, L.L.C.
                                               By: WinCup Holdings, Inc.,
                                                     its sole member

Attest: /s/ Michael V. Valenza                 By: /s/ Michael T. Kennedy
       -----------------------                    --------------------------
       Michael V. Valenza                         Michael T. Kennedy
       Assistant Secretary                        President

                                               WINCUP LP, L.L.C.
                                               By: WinCup Holdings, Inc.,
                                                     its sole member

Attest: /s/ Michael V. Valenza                 By: /s/ Michael T. Kennedy
       -----------------------                    --------------------------
       Michael V. Valenza                         Michael T. Kennedy
       Assistant Secretary                        President

                                               RADNOR MANAGEMENT DELAWARE, INC.

Attest: /s/ Michael V. Valenza                 By: /s/ Michael T. Kennedy
       -----------------------                    --------------------------
       Michael V. Valenza                         Michael T. Kennedy
       Assistant Secretary                        President

                                               STYROCHEM DELAWARE, INC.

Attest: /s/ Michael V. Valenza                 By: /s/ Michael T. Kennedy
       -----------------------                    --------------------------
       Michael V. Valenza                         Michael T. Kennedy
       Assistant Secretary                        Chairman

                                               WINCUP EUROPE DELAWARE, INC.

Attest: /s/ Michael V. Valenza                 By: /s/ Michael T. Kennedy
       -----------------------                    --------------------------
       Michael V. Valenza                         Michael T. Kennedy
       Assistant Secretary                        Chairman

                                               STYROCHEM EUROPE DELAWARE, INC.

Attest: /s/ Michael V. Valenza                 By: /s/ Michael T. Kennedy
       -----------------------                    --------------------------
       Michael V. Valenza                         Michael T. Kennedy
       Assistant Secretary                        Chairman

                                               RADNOR DELAWARE II, INC.

Attest: /s/ Michael V. Valenza                 By: /s/ Michael T. Kennedy
       -----------------------                    --------------------------
       Michael V. Valenza                         Michael T. Kennedy
       Assistant Secretary                        Chairman

                                               FIRST UNION NATIONAL BANK,
                                               as Trustee

Attest: /s/ Ralph E. Jones                     By: /s/ Alan G. Finn
       -----------------------                    --------------------------
       Name:  Ralph E. Jones                      Name:   Alan G. Finn
       Title: AVP                                 Title:  Vice President